RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. The Company has entered into related party transactions that are described herein.
Equitable Financial term insurance contracts outside of New York that allow policyholders to convert their policies into permanent life insurance contracts are fulfilled by the Company upon conversion. As part of fulfillment the Company takes on additional mortality risks, and accordingly is compensated for the expected adverse mortality cost and additional expenses incurred in fulfilling Equitable Financial’s term conversion obligations. Under this agreement that commenced in 2022, Equitable Financial paid the Company $22 million during the year then ended.
On December 31, 2021, the Company entered into administrative agreements with EIMG and EIM where the Company provides certain administrative services to EIMG and EIM related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. The administrative fees are recorded in investment management and service fees. During the year ended December 31, 2022, the Company recorded fees earned from EIMG and EIM of $12 million.
On May 14, 2021, the Company transferred its investment in AB to its parent EFS as a non-cash dividend (non-cash financing activity for purposes of cash flow), which subsequently distributed such units to Holdings. The units were transferred at their carrying value of $61 million.
Under Equitable America’s service agreement with Equitable Financial, personnel services, employee benefits, facilities, supplies and equipment are provided to Equitable America to conduct its business. The associated costs related to the service agreement are allocated to Equitable America based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support Equitable America. As a result of such allocations, Equitable America incurred expenses of $116 million, $132 million, and $133 million during years ended December 31, 2022, 2021 and 2020, respectively.
Equitable America incurred distribution fee charges from Equitable Network, LLC of $138 million, $136 million, and $90 million in years ended December 31, 2022, 2021 and 2020, respectively, and from Equitable Distributors, LLC of $82 million, $59 million, and $55 million in years ended December 31, 2022, 2021 and 2020, respectively, for distributing Equitable America’s products.
In addition to the Equitable Financial service agreement, Equitable America has various other service and investment advisory agreements with AB. The amount of expenses incurred by Equitable America related to these agreements were $3 million, $2 million, and $2 million for years ended December 31, 2022, 2021 and 2020, respectively.
Equitable America cedes a portion of its life business through excess of retention treaties to Equitable Financial on a yearly renewal term basis and reinsured the no-lapse guarantee riders through EQ AZ Life Re Company on a 90% first dollar quota share basis. The letter of credit amount as of December 31, 2022 was $45 million and is guaranteed by Holdings. Premiums ceded from the above mentioned affiliated reinsurance transactions during years ended December
31, 2022, 2021 and 2020, were $8 million, $7 million and $6 million, respectively. There were no claims ceded for any of the years.